EXHIBIT 32.1
                                                                   ------------

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report on Form 10-Q of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, who are the Chief Executive Officer and the Chief Financial Officer of the Company, respectively, do each hereby
certify, pursuant to   906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.   1350),
that to his knowledge:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            Date:    May  15,  2006


                              By:    /s/  Frederic  W.J.  Birner
                                     ---------------------------
                            Name:    Frederic  W.J.  Birner
                           Title:    Chief  Executive  Officer


                              By:    /s/  Dennis  N.  Genty
                                     ----------------------
                            Name:    Dennis  N.  Genty
                           Title:    Chief Financial Officer